Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 2nd Quarter 2026 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267-9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371-9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267-9125

3 Forward-Looking Information This presentation contains, and future oral and written statements of the company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. The company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and, accordingly, the reader is cautioned not to place undue reliance on any forward-looking statements made by the company. Additionally, all statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the company undertakes no obligation to update any statement in light of new information or future events. Numerous factors could cause the company’s actual results to differ from those reflected in forward-looking statements, including the effects of economic, business and market conditions and changes, particularly in our Indiana market area, including prevailing interest rates and the rate of inflation; governmental trade, monetary and fiscal policies; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and the values and liquidity of loan collateral, securities and other interest sensitive assets and liabilities; and changes in borrowers’ credit risks and payment behaviors, as well as those identified in the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of March 31, 2026. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 7/7/26; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2016 through December 31, 2025). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 3/31/06 through 3/31/26 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 3 Institutions 16 Institutions 139 Institutions 179 Institutions (including LKFN) LTM ROE >14%

Tangible Common Equity 92.7% Allowance for Credit Losses 7.3% $3 5. 70 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of June 30, 2026 TCE/Tangible Assets 10.63% Adj. TCE/Adj. Tangible Assets 12.14% Total Risk-Based 15.61% Leverage 12.17% Book Value $30.90 Tangible Book Value $30.75 Adj. Tangible Book Value $35.70 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non-GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” in the Second Quarter 2026 Earnings Press Release and Form 8-K. (1)compounded annual growth rate computed from 1991-2025 for tangible book value *TBV adjusted to exclude the market value impact of AFS investment securities for TCE and Tangible Assets from 2021 to 2026 *

6 Lake City Bank Today • An entrepreneurial 154-year-old de novo bank • A long-term and consistent organic growth story • Headquartered in Warsaw, Indiana • 55 branch offices - $7.2 billion banking assets • $3.8 billion in Wealth Advisory assets • A forward-thinking technology adopter • Focused on execution – “blocking and tackling” • A demonstrated history of identifying growth opportunities • Located in a pro-business state with economic expansion occurring statewide

7 34 Years of Organic Growth A History of Balance Sheet and Income Statement Expansion $2 ,7 07 $1 03 ,3 61 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Net Income (000’s) Compound Annual Growth 1991 – 2025 • Loans = 10% • Deposits = 10% • Net Income = 11% • Earnings Per Share = 11%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 Projected Population Growth Reflects Strength of Economy • 67% of Lake City Bank counties are growth and high growth counties • 40% of Lake City Bank counties are high growth counties • Indiana is poised to experience continued economic strength and vitality

10 Indiana Generates 24% of its GDP from Manufacturing1 The Most Manufacturing Focused State in the Country2 (1) https://www.visualcapitalist.com/u-s-states-depend-most-on-manufacturing/ (2) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18

11 Indiana Is Poised For Continued Economic Growth • In 2026, Herb Simon, the owner of the Pacers Sports & Entertainment, broke ground on a mixed-use development downtown featuring the first Ritz-Carlton in Indianapolis and a 4,000 person capacity live music venue operated by Live Nation for the entertainment district in the area surrounding the Gainbridge Fieldhouse(1) • In 2025, Eli Lilly broke ground on a $18 billion investment in Indiana’s LEAP Research and Innovation District in Boone County where Lake City Bank will open an office in 2026; In March 2026, Eli Lilly signed a LOI with the Indiana Office of Energy Development to focus on nuclear technologies in IN(2) • In June, Boston Scientific Corporation announced a new investment in Hendricks County to build a new medical device distribution and logistics center. This will bring jobs to that area and further expand life sciences related careers in the Indianapolis area(3) • Bezos funded Slate Auto announced in 2025 it will build its low cost, direct to consumer electric vehicle in Warsaw, Indiana, Lake City Bank’s hometown and employ 2,000 workers.(4) • Indiana has emerged as a Midwestern data-center hub driven by AI compute demand, favorable land and energy economics and aggressive state-local incentives. Amazon operates a data center in St. Joseph County, Google is developing a site in Allen County, and META has announced plans in Boone County (5) (1) https://newsroom.livenation.com/news/partners-formally-break-ground-on-mixed-use-development-downtown-featuring-ritz- carlton-indianapolis-and-new-live-nation-venue/ (2) https://dailyjournal.net/2026/05/07/lilly-announces-additional-4-5b-investment-at-leap-district-manufacturing-site/ (3) https://iedc.in.gov/events/news/details/2026/06/03/governor-braun-welcomes-138m-boston-scientific-distribution-operation- to-indiana (4) https://www.youtube.com/watch?v=YH3jEEDvduY (5) https://cleanview.co/public/data-centers/indiana

12 Strong Regional and Statewide Economy Indiana Unemployment Rate is Lower than the National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 5. 7% 4. 6% 3. 9% 3. 0% 3. 0% 2. 8% 11 .4% 3. 9% 2. 4% 3. 4% 3. 9% 3. 5% 3. 1% 5. 9% 4. 9% 4. 2% 3. 2% 3. 2% 3. 0% 11 .9% 4. 0% 2. 8% 3. 4% 3. 9% 3. 4% 3. 2% 6. 1% 5. 3% 4. 5% 4. 1% 3. 6% 3. 4% 13 .0% 5. 8% 3. 4% 3. 4% 3. 7% 4. 0% 4. 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May 2024 May 2025 May 2026 May Consolidated LCB Footprint Indiana United States

13 Fortress Balance Sheet LKFN Above Peer Long-Term Profitability has Contributed to a Strong Capital Foundation 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Q4'25 Risk-Based Capital Ratio Proxy Peer Average RBC Q1’26 15.1% Well Capitalized Threshold 10.0% for Consolidated Risk-Based Capital Source: S&P Capital IQ Pro. Financial data

14 Net Interest Margin by Quarter NIM Expansion of 7 Basis Points Over the Second Quarter 2025 3.16% 3.25% 3.40% 3.42% 3.50% 3.48% 3.49% 3.49% 3.00% 3.50% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 LKFN Quarterly NIM

15 Net Interest Margin Deposit Costs Have Repriced More Quickly Than Loans • Quarterly net interest margin expanded by 7 basis points in 2026 compared to 2025 • Cumulative Loan Beta 30% for recent easing cycle • Cumulative Deposit Beta 43% for recent easing cycle • Deposit repricing in current easing cycle continues to be a heightened focus • Average noninterest bearing deposits to total average deposits were 20% in the 2Q26 unchanged from the 2Q25

16 Interest Rate Sensitivity Deposits Have Repriced Quicker Than Loans During Most Recent Easing Cycle Fixed Rate $1,534,162 31% Prime $1,105,741 23% SOFR $1,595,400 33% FHLB/Other $630,147 13% Commercial Loans $4.9 billion as of June 30, 2026 (000’s) • 87% of loan portfolio consists of commercial loans and 69% of commercial loans are tied to variable interest rates • Approximately $772.9 million of fixed rate commercial loans are estimated to reprice in the next twelve months at a weighted average rate of 5.85% • Fixed rate loans have shorter, average original terms of approximately 5 years • Public Funds contribute to deposit repricing, $1.9 billion are tied to the Effective Federal Funds Rate • Cost of Funds peaked in 2Q24 at 2.90% compared to 2.16% in 2Q26

17 Projected Impact of Rising/Falling Rates Historically Asset Sensitive Balance Sheet Maintains Neutral Shift Graph presents 12 month projected net interest income simulation results as of June 30, 2026 using parallel shocks -3.55% -1.95% -0.66% -0.20% -0.03% 0.09% 0.16% 0.24% 0.31% 0.31% -5.00% -3.00% -1.00% 1.00% Dn 300 Dn 200 Dn 100 Dn 50 Dn 25 Up 25 Up 50 Up 100 Up 200 Up 300

18 Diversified Deposit Base Deposit Franchise Consists of Broad-based, Tenured and Deep Relationships • Deposit composition is stable and commercial deposits account for 33% of total deposits • Since 2019 the number of checking accounts have grown by: Commercial +25%, Retail +14% and Public Funds +33% • 98% of deposit accounts are less than $250,000 at June 30, 2026

19 Deposit Mix Reflects Strength of Franchise Core Deposit Growth Consistently Funds Loan Growth Total Retail $1,769,029 28% Total Public Fund $2,147,600 34% Total Commercial $2,113,784 33% Brokered Deposits $299,155 5% June 30, 2026 Total Deposits - $6.3 billion DDA $1.3 billion DDA % of Total Deposits – 20% (000’s)

20 Checking Accounting Trends by Deposit Sector Number of Commercial Accounts Grow by 25% since December 2019 $1 ,1 05 ,2 67 $2 ,1 05 ,4 11 $2 ,1 29 ,9 52 $2 ,0 27 ,1 96 $1 ,9 38 ,8 75 $6 58 ,4 51 $9 37 ,4 58 $9 71 ,8 52 $9 75 ,1 56 $9 47 ,4 31 $8 34 ,9 53 $1 ,3 09 ,9 65 $1 ,6 20 ,4 60 $1 ,8 77 ,0 32 $2 ,1 12 ,1 62 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2023 Dec 2024 Dec 2025 Jun 2026 Commercial Retail Public Funds Ch ec ki ng A cc ou nt B al an ce s Checking Account Average Balances by Deposit Type (000) Commercial Retail Public Funds 6/30/26 $120 $15 $7,765 12/31/25 $127 $15 $6,952 12/31/24 $136 $16 $6,209 12/31/23 $137 $15 $5,369 12/31/22 $132 $18 $6,615 12/31/19 $86 $12 $4,073 Number of Checking Accounts by Deposit Type Commercial Retail Public Funds 6/30/26 16,115 63,768 272 12/31/25 15,968 63,397 270 12/31/24 15,663 62,626 261 12/31/23 15,402 61,725 244 12/31/22 14,824 60,528 209 12/31/19 12,921 56,177 205 Pre- Pandemic (000) Note: Checking account balances include demand deposits and interest-bearing checking products including money market accounts but exclude goal accounts

21 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

22 Commercial Banking Focus Experienced Relationship Driven Team • 52 credit “smart” commercial bankers • Average 23 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • Deep organizational structure provides credit and administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

23 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in-market lender to in-market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio is focused on owner occupied, in-market multifamily, and strong credit tenant transact projects

24 Lake City Bank Culture High Quality Team Members • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Every employee attends on average, 20 hours of instructor- led training annually • Our community involvement is real and critical to our strategy • Inclusion initiatives continue and create a culture of belonging • Our culture has not been diluted by acquisition

25 Mature1 Market Deposit Performance Organic Growth 2015 – 2025 $2,821 $2,689 $1,324 $494 $457 $428 $287 $283 $201 -$1,186-$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Lake City Bank 1st Source JPM Chase Fifth Third Star Farm ers State First M erchants PN C O ld N ational Flagstar(2) Lake City Bank has grown deposits by 103% over the last ten-year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks. Source: FDIC 6/30/25 Statistics

26 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented in 2021 with ongoing user and security functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Branch design and functionality is ever evolving based on client transactions, relationship activity and geographic expansion plans

27 Artificial Intelligence Initiatives AI Task Force Brings Bank-Wide Focus to Initiatives Revenue Enhancement Risk Management & Fraud Detection Operating Efficiency Sales Agents BSA/AML Solution Service Agent Automation Customer Segmentation Dark Web Monitoring Deposit Account Onboarding Agents Referral Agents Employee Training Software AI BOTs for Back- office Problem Solving

28 Channel Utilization Today versus Pre-Pandemic Mobile Adoption Significantly Outpacing All Other Delivery Channels Channel Type Total Transactions 2019(1) % of Total Total Transactions 2026(1) % of Total Period Change Branch Transactions 2,279,975 18% 2,004,473 13% (12)% ATM/ITM 944,785 7% 694,378 4% (27)% Online Logins 5,058,317 40% 4,064,841 26% (20)% Mobile Logins(2) 4,199,910 33% 8,758,401 56% 109% Telephone Banking 265,475 2% 177,069 1% (33)% Total 12,748,462 100% 15,699,162 100% 23% (1) Measurement period includes twelve months of data ending December 31, 2019, and June 30, 2026 (2) Includes mobile phone, Apple watch and iPad app use

29 Customer Composition and Digital Adoption Digital Adoption Across All Generations Is Strong and Increasing Customer Composition and Digital Adoption Over Three Years Generation(1) Customer Breakdown 6/30/26 6/30/25 6/30/24 Gen Alpha (2010 - Current) 4% 10% 4% 1% Gen Z (1996 - 2009) 16% 75% 72% 68% Millennial (1977 - 1995) 27% 61% 60% 59% Gen X (1965 - 1976) 19% 53% 52% 51% Baby Boomer (1946 - 1964) 28% 46% 46% 45% Mature (1945 or before) 6% 33% 32% 30% Digital Adoption 54% 52% 50% (1) Gen Alpha was added in January 2024

Financial Performance

31 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.56% 1.62% 1.45% 1.40% 1.50% 1.55% 14.19% 17.40% 15.93% 14.12% 14.40% 14.44% 14.27% 17.52% 16.03% 14.20% 14.47% 14.52% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2021 2022 2023 2024 2025 YTD 2026 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE a nd R O AT E 1Source KBW Price Performance Review March 31, 2026 ROAE and ROATE LTM Peer Average Data1 National Indiana ROAE 10.0% 10.9% ROATE 11.6% 12.2% ROAA LTM Peer Average Data1 National Indiana ROAA 1.06% 1.14%

32 Net Income and EPS Net Income Improves by 17% in First Half of 2026 $95,733 $103,817 $93,767 $93,478 $103,361 $47,051 $54,918 $3.74 $4.04 $3.65 $3.63 $4.01 $1.82 $2.17 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2021 2022 2023 2024 2025 YTD 2025 YTD 2026 Net Income Diluted EPS N et In co m e EP S 2026 Net Income YOY 17% 2026 Diluted EPS YOY 19%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

33 Pretax Pre-Provision Earnings Pretax Pre-Provision Earnings Improves by 6% in 2026 $118,521 $134,539 $116,183 $128,439 $137,383 $66,970 $70,971 1.93% 2.09% 1.80% 1.93% 2.00% 1.98% 2.01% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2021 2022 2023 2024 2025 YTD 2025 YTD 2026 Pretax Pre-Provision Earnings Pretax Pre-Provision Earnings/Average Assets Pr et ax P re -P ro vi sio n Ea rn in gs Pr et ax P re -P ro vi sio n Ea rn in gs /A ve ra ge A ss et s Note: Pretax Pre-Provision Earnings is a Non-GAAP financial measure. See “Reconciliation of Non- GAAP Financial Measures” in the Second Quarter 2026 Earnings Press Release and Form 8-K. 2026 Pretax Pre-Provision Earnings YOY Increase 6%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

34 Average Loans Average YTD Loan Growth of $278 million or 5% Compared to Prior Year 83% 77% 86% 86% 86% 89% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2021 (1) 2022 (1) 2023 2024 2025 YTD 2026 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s t o De po sit R at io (1) Includes $238 million in Average PPP loans in 2021 and $8 million in 2022 2026 YOY Increase 5% $4,421,094 $4,427,166 $4,813,678 $5,039,406 Compound annual growth rate “CAGR” is based on the most recent 5-year calculation $5,223,458 $5,486,359

$1 ,6 96 $1 ,5 93 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,9 03 $1 ,8 66 $1 ,9 59 $1 ,9 93 $2 ,0 16 $2 ,1 23 $2 ,1 39 $2 ,2 32 $1 ,7 37 $1 ,8 35 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 $2 ,7 15 $2 ,6 82 $2 ,5 73 $2 ,5 57 $2 ,6 26 $2 ,6 65 $2 ,5 78 $2 ,6 53 $3 ,4 33 $3 ,4 28 $3 ,5 43 $3 ,6 00 $3 ,7 00 $3 ,7 96 $4 ,0 11 $4 ,0 99 $4 ,2 03 $4 ,3 41 $4 ,6 62 $4 ,6 81 $4 ,7 05 $4 ,6 87 $4 ,7 86 $4 ,6 85 $4 ,5 98 $4 ,6 18 $4 ,5 48 $4 ,5 32 $4 ,5 50 $4 ,6 42 $4 ,7 88 $4 ,7 17 $4 ,8 85 49% 46% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% 44% 43% 44% 45% 46% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% Outstanding Available % Line Usage 35 Includes commercial lines of credit for C&I, CRE, Agriculture, letters of credit products as well as personal and home equity lines of credit PPP Line of Credit Utilization Line Utilization Continues to Rise in Second Quarter 2026

$8 12 $7 89 $7 20 $7 07 $7 61 $7 92 $8 11 $8 65 $8 63 $8 43 $7 98 $7 70 $7 63 $7 25 $7 60 $8 18 $8 49 $7 96 $7 27 $8 06 $8 45 $8 61 $8 54 $9 00 $9 65 $8 16 $8 77 $1 ,0 54 $1 ,1 12 $1 ,0 83 $1 ,0 49 $1 ,0 90 $1 ,0 76 $1 ,0 52 $1 ,1 37 $1 ,2 11 $1 ,2 40 $1 ,2 70 $1 ,3 27 $1 ,3 60 $1 ,3 36 $1 ,2 85 $1 ,3 20 $1 ,3 27 $1 ,2 42 $1 ,2 52 $1 ,2 85 $1 ,3 20 $1 ,2 98 $1 ,2 87 $1 ,6 28 $1 ,6 66 $1 ,7 74 $1 ,8 19 $1 ,8 44 $1 ,8 41 $1 ,9 01 $1 ,9 41 $1 ,9 15 $1 ,9 80 $2 ,0 09 $2 ,0 10 $2 ,0 33 $2 ,0 52 $2 ,1 20 $2 ,1 54 $2 ,1 34 $2 ,1 16 $2 ,0 54 $2 ,0 48 $2 ,0 97 $2 ,1 46 $2 ,1 74 $2 ,1 98 $2 ,2 52 50% 47% 41% 39% 41% 43% 43% 45% 45% 43% 40% 38% 38% 35% 36% 38% 40% 38% 35% 39% 40% 40% 39% 41% 43% $0 $500 $1,000 $1,500 $2,000 $2,500 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% Outstanding Available % Line UsagePPP 36 Includes C&I revolving lines of credit Commercial & Industrial Line of Credit Utilization C&I Line Utilization Continues to Rise in Second Quarter 2026

37 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,644,371 30% Commercial RE - Owner Occupied $804,995 14% Commercial RE - Nonowner Occupied $937,493 17% Commercial RE - Multifamily $578,151 10% Commercial RE - Construction $439,987 8% Agri-business - Agriculture $339,393 6% Other Commercial $121,060 2% Residential Mortgage $302,799 6% Home Equity $283,099 5% Installment - Other Consumer $130,857 2% $5.6 billion as of June 30, 2026 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”) Collateral Code as reported on the call report.

Multifamily Housing $771,759 14% Agriculture $416,660 8% Industrial CRE $182,678 3% RV & Marine Industry $230,332 4% Hotels $160,543 3% Automobile Dealers $134,778 2% Commercial Office Real Estate $104,892 2% Restaurants $109,883 2% Lessor of Residential Buildings & Dwellings $101,050 2% Senior Living $105,217 2% 38 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 42% or $2.3 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to the North American Industry Classification System (“NAICS”)

$5,357,284 $5,717,358 $5,604,228 $5,836,025 $6,039,821 $6,184,817 99% 100% 97% 99% 99% 98% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2021 2022 2023 2024 2025 YTD 2026 Average Deposits % of Funding 39 Average Deposits Average YTD Deposit Growth of $199 million or 3% Compared to Prior Year De po sit s De po sit s a s a P er ce nt o f T ot al F un di ng (000’s) 2026 YOY Increase 3%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

40 Deposit Breakdown Deposit Costs Are Repricing Downward with Federal Funds Rate Cuts Total Retail $1,769,029 28% Total Public Fund $2,147,600 34% Total Commercial $2,113,784 33% Brokered Deposits $299,155 5% June 30, 2026 Total Deposits - $6.3 billion (000’s) 0.00% 1.00% 2.00% 3.00% 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 YT D 20 26 Annual Cost of Deposits Deposit Composition at end of period 2019 2026 Non-interest Bearing Demand Deposits 24% 20% Interest Bearing Demand, Savings & MMA 47% 65% Time Deposits > or = to $100,000 22% 12% Time Deposits < $100,000 7% 3% Total Deposits (billions) $4.1 $6.3

41 Net Interest Income Loan Growth and Net Interest Margin Expansion Contribute to Growth $178,088 $202,887 $197,035 $196,679 $221,017 $107,751 $115,074 3.07% 3.40% 3.31% 3.18% 3.45% 3.41% 3.49% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2021 2022 2023 2024 2025 YTD 2025 YTD 2026 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et In te re st In co m e N et In te re st M ar gi n, fu lly ta x eq ui va le nt 2026 YOY Increase 7%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

42 Asset Quality Total Individually Analyzed and Watchlist Loans Remain at Historic Lows 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 10% 0. 39% 0. 36% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 85% 0. 30% 0. 28% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50%4.77% 4.43% 6.75% 5.50% 3.42%3.72% 4.13% 3.42%3.55% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g As se ts to T ot al A ss et s W at ch Li st L oa ns to T ot al L oa ns e xc lu di ng P PP

43 Asset Quality Allowance Levels Remain at Historical Levels 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% -0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 0. 55% 0. 08% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.68% 1.28% 1.27% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 AC L to T ot al L oa ns , e xc lu di ng P PP N et C ha rg eo ffs to A ve ra ge L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

44 Noninterest Income Fee-Based Revenue Contributes to Double Digit Growth $44,720 $41,862 $49,858 $56,844 $47,971 $22,414 $25,505 20% 17% 20% 22% 18% 17% 18% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2021 2022 2023 2024(1) 2025 YTD 2025 YTD 2026 N on -In te re st In co m e as % o f T ot al R ev en ue N on -In te re st In co m e Non-Interest Income % of Total Revenue 2026 YOY Increase 14% (000’s) (1) Noninterest Income includes $10.0 million of non-core income in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the 2025 Form 10-K Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

45 2026 YOY Increase 8% Total Revenue Revenue Benefits from Growth in Net Interest Income and Noninterest Income $222,808 $244,749 $246,893 $253,523 $268,988 $130,165 $140,579 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2021 2022 2023 2024 2025 YTD 2025 YTD 2026 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

46 Noninterest Expense $104,287 $110,210 $130,710 $125,084 $131,605 $63,195 $69,608 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2021 2022 2023 2024(1) 2025 YTD 2025 YTD 2026 (000’s) 2026 YOY Increase 10% Disciplined Investment in People, Strategic Branch Expansion and Technology Continues Compound annual growth rate “CAGR” is based on the most recent 5-year calculation (1)Noninterest Expense includes $4.5 million of non-core expense in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the 2025 Form 10-K

47 Efficiency Ratio Efficiency Ratio is Stable 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 49% 49% 50% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD 2026 Efficiency Ratio Constant investment in human capital, technology and facilities

48 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.36 $1.60 $1.84 $1.92 $2.00 $1.00 $1.04 1.70% 2.19% 2.82% 2.79% 3.51% 3.28% 3.40% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0.10 $0.60 $1.10 $1.60 $2.10 2021 2022 2023 2024 2025 YTD 2025 YTD 2026 Dividend Per Share Dividend Yield 2026 YOY Increase 4% Di vi de nd p er S ha re Di vi de nd Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

49 LKFN Shareholder Value Total Return Performance from 12/31/00 to 6/30/26 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 LKFN S&P 500 S&P 500 US BMI Banks Index S&P Financials 2,799.83% 812.94% 456.82% 283.69% 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 20 26

50 Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution and Financial Results • Service Excellence Drives Shareholder Value • Unwavering Focus on Core Business Strategy • Dedication to Long-term Shareholder Value Creation

Supplemental Information

52 Lake City Bank Capital Adequacy Capital Strength Contributes to Fortress Balance Sheet Regulatory Ratio Description * June 30, 2026 Actual Well- Capitalized Threshold Capital Cushion (in 000’s) Non-GAAP AOCI and HTM Losses- after tax Non-GAAP Excess Capital after AOCI and HTM Non-GAAP Adjusted Capital Ratios with AOCI and HTM Losses Tier 1 Leverage Ratio 11.89% 5.00% $504,539 $(139,930) $364,608 9.98% Common Tier 1 (CET) 14.13% 6.50% $470,169 $(139,930) $330,239 11.86% Tier 1 Risk Based Capital 14.13% 8.00% $377,710 $(139,930) $237,780 11.86% Tier 2 Risk Based Capital 15.27% 10.00% $325,120 $(139,930) $185,190 13.00% * Regulatory Ratios are preliminary pending the finalization of regulatory filings

53 Robust Liquidity Sources • Available liquidity is stable at $3.4 billion, an increase from $3.3 billion at March 31, 2026 • Sources of liquidity are varied and represent wholesale funding and brokered deposits • Brokered deposits represent 5% of total deposits down from 6% at March 31, 2026 • Noncore funding represented 6% of total deposits and purchased funds as of June 30, 2026, compared to 7% as of March 31, 2026

Liquidity Preparedness

June 30, 2026

(000)	Liquidity Availability	Used	Unused/ Available	Additional Loan Collateral Available for Pledge
Secured/Committed Borrowings:				
Federal Home Loan Bank-Indianapolis[(1)]	$ 687,104	$ 71,200	$ 615,904	$ --
Federal Reserve Bank Discount Window	1,122,575	--	1,122,575	660,821
Total Secured/Committed	$ 1,809,679	$ 71,200	$ 1,738,479	$ 660,821
Unsecured/Uncommitted Borrowings:				
Brokered Certificates of Deposit[(2)]	$ 640,077	$ 199,950	$ 440,127	$ --
Brokered Money Market Deposit[(3)]	217,289	99,205	118,084	--
Insured Cash Sweep-One Way Buy[(4)]	100,000	--	100,000	--
Fed Fund Lines	395,000	--	395,000	--
Total Unsecured/uncommitted borrowings	$ 1,352,366	$ 299,155	$ 1,053,211	$ --
Investment Securities available for pledge:				
Agencies, MBS and CMO[(5)]	233,088	--	233,088	--
Municipals[(6)]	355,538	--	355,538	--
Total Investment Securities Available	588,626	--	588,626	--
Total Lake City Bank Liquidity Preparedness	**$ 3,750,671**	**$ 370,355**	**$ 3,380,316**	**$ 660,821**

(1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability
(2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy
(3) Brokered money market capacity is equal to 3% of total assets, per LCB policy
(4) Insured cash sweep OWB capacity is based on previous contracts with IntraFi Network (formerly Promontory)
(5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB
(6) Municipal securities are eligible collateral at the FRB – Discount Window

Lake City Bank

54

$0 $500,000 $1,000,000 $1,500,000 $2,000,000 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Jun-26 Checking and MMA CDs (000) $2,147,600 55 Public Fund Deposit Trends 86% of Public Fund Large Depositors include Operating Relationships $1,127,111 $1,162,457 $1,284,641 $1,429,873 $1,563,015 $1,809,631 $1,979,327 Note: Public Funds in Indiana are covered by the Public Deposit Insurance Fund (PDIF). The bank is not required to pledge collateral to secure public funds due to its financial strength as determined by the Indiana Board of Depositories.

56 Commercial Loans by County Commercial Customers in 57 Indiana Counties and 21 Other States (1) All other counties individually represent less than 2% of total Allen 15% Elkhart 13% St. Joseph 9% Kosciusko 9% Hamilton 11% Marion 15% Marshall 3% Other IN Counties (1) 16% Outside IN 9% Commercial Loans Outstanding as of 6/30/2026 $4.9 billion

57 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V In ve st m en ts a s a % o f A ss et s Note: Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26 million in 2021 and $2 million in 2022 from total assets 12% 12% 12% 14% 21% 20% 18% 17% 17% 16% 0% 5% 10% 15% 20% 25% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 June 30, 2026 Weighted Maturity Book Yield Market Value US Govt REMICS 5.52 2.41 81,290 US Govt Pools 6.06 2.55 348,605 US Govt Agencies 7.15 1.79 111,307 US Treasury Notes/Bills 2.16 3.80 24,860 AFS Municipals (TEY) 13.32 2.91 469,101 HTM Municipals (TEY) 14.42 2.73 119,433 Total (Tax-Equivalent Yield) 9.89 2.65% $1,154,596 US Govt Remics 7% US Govt Pools 30% AFS Municipals 41%US Treasury Notes/Bills 2% HTM Municipals 10% US Govt Agencies 10% Held-to-Maturity 134,025$ Available-For-Sale 1,035,163$ Carrying Value

58 Investment Security Portfolio Cashflows Cash Flows of $435 million Expected Through June 2030 17 ,7 20 17 ,1 46 16 ,2 81 17 ,0 67 22 ,1 80 16 ,2 22 20 ,2 89 20 ,8 41 27 ,9 18 19 ,3 31 20 ,1 12 20 ,3 64 23 ,3 01 14 ,2 07 18 ,7 73 20 ,1 59 9, 44 3 7, 58 4 9, 24 9 7, 39 4 9, 05 3 7, 19 3 8, 76 0 7, 01 8 8, 46 8 6, 75 0 8, 09 5 6, 57 6 7, 77 0 6, 34 7 7, 50 2 6, 17 7 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Principal Interest (000,000) Investment Portfolio Expected to Generate $102 million in Cash Flows over the next Twelve Months

Investment Portfolio Analysis Portfolio Shrinking as a Percentage of Total Assets 59 6/30/2026 12/31/2025 Weighted Maturity Market Value % of Total Weighted Maturity Market Value % of Total US Govt REMICS 5.52 81,290 7% 5.21 90,111 8% US Govt Pools 6.06 348,605 30% 6.17 364,052 31% US Agencies 7.15 111,307 10% 7.70 115,690 10% US Treasury Notes/Bills 2.16 24,860 2% 2.17 10,119 1% AFS Municipals (Exempt) 13.32 469,101 41% 13.76 472,090 40% HTM Municipals 14.42 119,433 10% 14.92 117,510 10% Total 9.89 $1,154,596 100% 10.20 $1,169,572 100% Unrealized losses AFS ($140,879) ($143,255) Unrealized losses HTM ($14,592) ($15,698) Total market value losses ($155,471) ($158,953) Portfolio effective duration, tax equivalent(1) 5.80 5.94 Investment securities as a % of assets 16% 17% (1) Effective duration on a tax equivalent basis incorporates the historical price sensitivity relationship between tax-free and taxable securities. Tax-free securities have 2/3 of the price risk as a taxable security for a given change in taxable rates.

60 Larger Market Organic Expansion Organic Growth State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** # of Branches 22. Kosciusko Warsaw 80,669 1872 67% 12 6. Elkhart Elkhart 207,436 1990 24% 11 5. St. Joseph South Bend 273,744 1997 8% 4 3. Allen Fort Wayne 399,295 1999 16% 5 1. Hamilton, Johnson, Marion Indianapolis 1,531,946 2011 1% 9 * Source: STATS Indiana ** Source: FDIC 6/30/25 Statistics

61 Branch Expansion Strategy for Growth Lake City Bank Deposits in Indianapolis Total $606 Million at June 30, 2025 Indiana County 2025 Population 2050 Projected Population 25- year projected % growth 2025 Deposits in Market (000’s) Lake City Bank 2025 Deposits (000’s) Lake City Bank 2025 Deposit Market Share Lake City Bank Branches Hamilton 384,401 529,505 38% $28,239,463 $495,564 1.75% 4 Marion 965,874 1,011,523 5% $43,268,429 $80,015 0.18% 3 Johnson 171,056 203,455 19% $3,855,297 $30,700 0.80% 1 Boone 78,948 107,634 36% $1,842,747 n/a 0% 0 Tippecanoe 189,425 201,073 6% $3,908,258 n/a 0% 0 (Note: Population data sourced from www.stats.Indiana.edu and deposit market share from the FDIC as of June 30, 2025)

62 Mature Market Strength and Growth Organic Growth (millions)1 2025 2015 2025 # of OfficesDeposits Share Deposits Share Increase 1. Lake City Bank $5,573 19.68% $2,752 15.53% 102.51% 55 2. 1st Source $5,539 19.56% $2,850 16.09% 94.35% 51 3. JPM Chase $3,242 11.45% $1,918 10.83% 69.03% 20 4. PNC $1,562 5.51% $1,279 7.22% 22.13% 16 5. Flagstar/Wells Fargo(2) $1,090 3.85% $2,276 12.85% (52.11)% 16 6. First Merchants $963 3.40% $676 3.81% 42.46% 10 7. Star $952 3.36% $495 2.79% 92.32% 10 8. Fifth Third $859 3.03% $365 2.06% 135.34% 8 9. Old National $814 2.87% $613 3.46% 32.79% 9 10. Farmers State $744 2.63% $316 1.78% 135.44% 8 Market Total $28,321 $17,715 59.87% 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties / branch count for Lake City Bank reflects all offices, other banks listed reflect market total 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.